FIRST INVESTORS

FIRST INVESTORS
SPECIAL BOND FUND, INC.


ANNUAL REPORT

DECEMBER 31, 1996


The following appears at the bottom left of the first page:

First Investors Logo
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

LIF007


Portfolio Manager's Letter
FIRST INVESTORS SPECIAL BOND FUND, INC.

Dear Investor:

The current economic expansion extended to its fifth year in 1996. The economy grew by 3.4% during the year with the core rate of consumer price inflation increasing 2.6%, its slowest pace since the mid-
1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets. The broad stock market averages made new highs during 1996 while long-term interest rates moved somewhat higher during the year.
Besides the economy, the markets benefited from strong demand for U.S. securities. Individual investors bought a record amount of stock mutual funds, while foreign investors bought a record amount of U.S. Treasury bonds.

1996 was a year of incredible activity in fixed income markets and for high yield bonds in particular. The net result was positive for the high yield market and the First Investors Special Bond Fund. Junk bond market returns of 13.7% and 12.4% as measured by the Lipper Analytical Services average of fund returns and Credit Suisse First Boston, respectively, were sharply higher than the 0.1% total return for ten year
Treasury notes. Buoyant capital markets, led by rising equity valuations, created an environment in which credit sensitive bonds as a group, especially junk bonds, outperformed Treasury securities of equivalent maturities. Investors who observed this profit potential and who were willing to assume the credit risk inherent in high yield issuers responded by directing tens of billions of dollars into the high yield bond market. In spite of record new issuance, there has still been market wide competition for new investments. High yield issuers thus had more flexibility with which to bolster liquidity, implement growth plans, reduce their costs of capital and improve their credit strength. The greatest benefit of this flexibility generally accrued to the lowest rated companies in the junk bond pecking order - weak single B or split rated single B/CCC+ - companies with the least room for error. Consequently, many of those bonds outperformed higher quality issuers, which tended to be more affected by rising interest rates.

During 1996, First Investors Special Bond Fund returned on a net asset value basis 13.1% compared with 13.7% for the average of all high yield funds as measured by Lipper Analytical Services, Inc. Our strategy has been to emphasize companies with managements intent on - and capable of - paying their obligations and improving their credit ratings. As noted above, the best relative performance in 1996 often came from companies employing much more aggressive and risky financial and operating strategies.
Nevertheless, the Fund had several investments which exceeded market expectations and delivered exceptional performance such as: WCI Steel, Affiliated News, Synthetic Industries and Mediq/PRN.
A few of these are no longer held because the companies bought back their bonds at above market prices that we simply could not refuse. The Fund has a material investment in Bell Cablemedia and Videotron Holdings because of their strong location and strategy. They have become a major force in Cable TV and deregulated telephone service in Great
Britain. Their bonds have appreciated because these companies are being acquired by a much larger investment grade U.K. company. A low concentration in gaming slowed performance in the first half of 1996 and enhanced it later in the year as investors realized that the industry's expansion phase was ending and more intense competition was beginning. The market wide default rate declined from 3.1% in 1995 to 1.4% in 1996; however, the Fund experienced no defaults. We elected to sell at moderate discounts a few holdings where credit deterioration appeared likely.

Investors who buy bond funds -- whether for income or total return -- should be aware that the value of their investment fluctuates as interest rates change.
For example, a 1% increase in yield on a ten year bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten year Treasury bond yields have moved more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds which it holds. In particular, high yield funds invest in lower-rated debt obligations which are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

As 1997 begins, it is important to recognize that high yield bonds are very much intertwined with valuations that prevail throughout the capital markets.
This means that the health of the equity market is every bit as important as the direction of interest rates in understanding the overall direction of our market.
We do not rely on yield declines to continue to drive portfolio appreciation as in the last couple of years.
Instead, we emphasize basic "blocking and tackling" - investment research that perceives big picture industry trends, identifies management capability, and locks in on strategies and business plans that will work for bondholders. This will be key in delivering value - superior yield that compensates the Fund for the higher risks assumed by investing in the junk bond market.

Looking forward, the factors that benefited the markets in 1996 appear likely to continue in 1997:
moderate growth, low inflation, and strong demand for financial assets. A significant risk to the market is that inflation may increase due to the length of the economic expansion. This could lead the Federal
Reserve to raise interest rates, hurting both the bond and stock markets. On the other hand, the markets may be positively surprised by legislation from the President and Congress to eliminate the federal budget deficit. We will continue to be alert to events that may affect the value of your investments.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ George V. Ganter

George V. Ganter
Vice President
  and Portfolio Manager

January 31, 1997


Cumulative Performance Information
FIRST INVESTORS SPECIAL BOND FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors Special Bond Fund, Inc. and the First Boston High Yield Index.


The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

        SPECIAL BOND      FIRST BOSTON
Jan-87       $ 9,300           $10,000
Dec-87         9,588            12,319
Dec-88        10,905            14,001
Dec-89        10,745            14,054
Dec-90         9,767            13,157
Dec-91        13,259            18,914
Dec-92        15,189            22,065
Dec-93        17,962            26,237
Dec-94        17,767            25,983
Dec-95        21,454            30,498
Dec-96        24,265            34,286

**BOXED INFORMATION INSIDE GRAPH
                            Average Annual Total Return*
                       N.A.V. Only   S.E.C. Standardized
One Year                 13.10%           5.19%
Five Years               12.85%          11.22%
Ten Years                10.07%           9.27%
S.E.C. 30-Day Yield                7.09%

The graph compares a $10,000 investment in the First Investors Special Bond Fund, Inc. beginning 1/1/87 with a theoretical investment in the First Boston High Yield Index. The First Boston High Yield Index is designed to measure the performance of the high yield bond market. The Index consists of 852 different issues, 706 of which are cash pay, 127 of which are zero-coupon, 9 of which are step bonds, 1 is a payment-in-kind bond and the remaining 9 are in default. The bonds included in the Index have an average life of 7.8 years, an average maturity of 7.8 years, an average duration of 4.2 years and an average coupon of 10.6%. It is not possible to invest directly in the Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The unusually high current yields offered reflect the substantial risks associated with investments in high yield bonds. The issuers of the bonds pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. First Boston High Yield Index figures from CS First Boston and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1996

--------------------------------------------------------------------------------------------------
Principal                                                                                   Amount
Amount,                                                                                   Invested
Shares                                                                                    For Each
or                                                                                      $10,000 of
Warrants     Security                                               Value               Net Assets
--------------------------------------------------------------------------------------------------
             CORPORATE BONDS--87.7%
             Aerospace/Defense--.9%
$    300M    Moog Inc., 10%, 2006                                   $    317,250        $      86
--------------------------------------------------------------------------------------------------
             Automotive--6.6%
     500M    Aftermarket Technology Corp., 12%, 2004                     561,250              152
     500M    Collins & Aikman Products Co., 11 1/2%, 2006                547,500              148
     750M    Exide Corp., 10%, 2005                                      780,000              211
     500M    SPX Corp., 11 3/4%, 2002                                    561,250              152
--------------------------------------------------------------------------------------------------
                                                                       2,450,000              663
--------------------------------------------------------------------------------------------------
             Building Materials--2.8%
   1,000M    Interface Flooring Systems, Inc., 9 1/2%, 2005            1,030,000              279
--------------------------------------------------------------------------------------------------
             Chemicals--5.3%
     475M    Harris Chemical North America, Inc., 10 3/4%, 2003          494,000              134
     800M    Rexene Corp., 11 3/4%, 2004                                 904,000              244
     500M    Synthetic Industries, Inc., 12 3/4%, 2002                   553,750              150
--------------------------------------------------------------------------------------------------
                                                                       1,951,750              528
--------------------------------------------------------------------------------------------------
             Consumer Non-Durables--4.9%
     700M    Hines Horticulture, Inc., 11 3/4%, 2005                     749,000              203
     400M    Plastic Containers, Inc., 10%, 2006 (Note  5)               410,000              111
   1,000M    Semi-Tech Corp., 0%-11 1/2%, 2003                           650,000              176
--------------------------------------------------------------------------------------------------
                                                                       1,809,000              490
--------------------------------------------------------------------------------------------------
             Containers--4.1%
     700M    Owens Illinois, Inc., 11%, 2003                             782,250              212
     700M    U.S. Can Corp., 10 1/8%, 2006 (Note 5)                      738,500              200
--------------------------------------------------------------------------------------------------
                                                                       1,520,750              412
--------------------------------------------------------------------------------------------------
             Electrical Equipment--4.4%
     725M    Essex Group, Inc., 10%, 2003                                750,375              203
     221M    Thermadyne Industries, Inc., 10 1/4%, 2002                  228,182               62
     618M    Thermadyne Industries, Inc., 10 3/4%, 2003                  631,905              171
--------------------------------------------------------------------------------------------------
                                                                       1,610,462              436
--------------------------------------------------------------------------------------------------
             Energy--6.3%
   1,000M    Clark R & M Holdings, Inc., 0%, 2000                        725,000              196
     600M    Falcon Drilling Co., Inc., 9 3/4%, 2001                     621,000              168
     900M    United Meridian Corp., 10 3/8%, 2005                        985,500              267
--------------------------------------------------------------------------------------------------
                                                                       2,331,500              631
--------------------------------------------------------------------------------------------------
             Food/Beverage/Tobacco--4.9%
     250M    Doane Products Co., 10 5/8%, 2006                           263,750               71
     750M    Keebler Corp., 10 3/4%, 2006                                794,063              215
     700M    TLC Beatrice International Holdings, Inc., 11 1/2%, 2005    745,500              202
--------------------------------------------------------------------------------------------------
                                                                       1,803,313              488
--------------------------------------------------------------------------------------------------
             Gaming/Lodging--2.1%
     800M    Showboat, Inc., 9 1/4%, 2008                                790,000              214
--------------------------------------------------------------------------------------------------
             Healthcare--7.7%
     870M    Abbey Healthcare Group, Inc., 9 1/2%, 2002                  915,675              248
     900M    Integrated Health Services, Inc., 9 5/8%, 2002              936,000              253
     900M    Tenet Healthcare Corp., 10 1/8%, 2005                       997,875              270
--------------------------------------------------------------------------------------------------
                                                                       2,849,550              771
--------------------------------------------------------------------------------------------------
             Industrial Services--1.4%
     500M    Mettler Toledo, Inc., 9 3/4%, 2006                          527,500              143
--------------------------------------------------------------------------------------------------
             Media/Cable Television--14.2%
   1,500M    Affiliated Newspaper Investments, 0%-13 1/4%, 2006        1,237,500              335
     500M    Allbritton Communications Corp., 9 3/4%, 2006               490,000              133
   1,000M    Bell Cablemedia PLC, 0%-11.95%, 2004                        880,000              238
     500M    Sinclair Broadcasting Group, 10%, 2005                      512,500              139
   1,400M    Videotron Holdings, PLC, 0%-11 1/8%, 2004                 1,211,000              328
     900M    World Color Press, Inc., 9 1/8%, 2003                       924,750              250
--------------------------------------------------------------------------------------------------
                                                                       5,255,750            1,423
--------------------------------------------------------------------------------------------------
             Mining/Metals--3.7%
     600M    Commonwealth Aluminum Corp., 10 3/4%, 2006                  624,000              169
     700M    Euramax International, PLC., 11 1/4%, 2006 (Note 5)         724,500              196
--------------------------------------------------------------------------------------------------
                                                                       1,348,500              365
--------------------------------------------------------------------------------------------------
             Miscellaneous--1.6%
     550M    Pierce-Leahy Corp., 11 1/8%, 2006                           603,625              163
--------------------------------------------------------------------------------------------------
             Paper/Forest Products--5.5%
     500M    Container Corp., 11 1/4%, 2004                              543,750              147
     700M    Rainy River Forest Products Co., Inc., 10 3/4%, 2001        763,000              207
     700M    Stone Container Corp., 9 7/8%, 2001                         710,500              192
--------------------------------------------------------------------------------------------------
                                                                       2,017,250              546
--------------------------------------------------------------------------------------------------
             Telecommunications--8.8%
     850M    Cencall Communications Corp., 0%-10 1/8%, 2004              582,250              158
     350M    Centennial Cellular, 8 7/8%, 2001                           337,750               91
   1,000M    MFS Communications, Inc., 0%-9 3/8%, 2004                   870,000              235
     500M    Paging Network, Inc., 10%, 2008 (Note 5)                    509,375              138
     900M    Paging Network, Inc., 11 3/4%, 2002                         969,750              262
--------------------------------------------------------------------------------------------------
                                                                       3,269,125              884
--------------------------------------------------------------------------------------------------
             Transportation--2.5%
     900M    Eletson Holdings, Inc., 9 1/4%, 2003                        911,250              247
--------------------------------------------------------------------------------------------------
             Total Value of Corporate Bonds (cost $30,619,662)        32,396,575            8,769
--------------------------------------------------------------------------------------------------
             COMMON STOCKS--.9%
             Electrical Equipment--.0%
      684    *Thermadyne Holdings Corp.                                   19,494                5
--------------------------------------------------------------------------------------------------
             Media/Cable Television--.6%
    1,500    *Affiliated Newspaper Investments, Inc.                      82,500               22
    5,676    *EchoStar Communications Corp. - Class "A"                  124,872               34
--------------------------------------------------------------------------------------------------
                                                                         207,372               56
--------------------------------------------------------------------------------------------------
             Paper/Forest Products--.3%
   17,394    *Gaylord Container Corp. - Class "A"                        106,538               29
--------------------------------------------------------------------------------------------------
             Total Value of Common Stocks (cost $73,375)                 333,404               90
--------------------------------------------------------------------------------------------------
             PREFERRED STOCKS--4.0%
             Consumer Staples--1.0%
      322    Time Warner Inc., 10 1/4%                                   350,980               95
--------------------------------------------------------------------------------------------------
             Financial Services--3.0%
   10,000    California Federal Bank, 10 5/8%, Series "B"              1,112,500              301
--------------------------------------------------------------------------------------------------
             Total Value of Preferred Stocks (cost $1,322,960)         1,463,480              396
--------------------------------------------------------------------------------------------------
             WARRANTS--.1%
             Gaming/Lodging--.0%
      850    *Goldriver Finance Corp., Liquidating Trust                   5,950                2
--------------------------------------------------------------------------------------------------
             Paper/Forest Products--.1%
    5,000    *Gaylord Container Corp. (expiring 11/1/02)                  30,938                8
--------------------------------------------------------------------------------------------------
             Total Value of Warrants (cost $7,498)                        36,888               10
--------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--5.5%
$  1,000M    Brown-Forman Corp., 5.55%, 1/9/97                           998,767              270
     350M    S.C. Johnson & Sons, Inc., 7%, 1/2/97                       349,932               95
     700M    Laclede Gas, 5.6%, 1/21/97                                  698,257              189
--------------------------------------------------------------------------------------------------
             Total Value of Short-Term Notes (cost $2,046,956)         2,046,956              554
--------------------------------------------------------------------------------------------------
Total Value of Investments (cost $34,070,451)             98.2%       36,277,303            9,819
Other Assets, Less Liabilities                             1.8           670,548              181
--------------------------------------------------------------------------------------------------
Net Assets                                               100.0%     $ 36,947,851        $  10,000
--------------------------------------------------------------------------------------------------
*Non-income producing

See notes to financial statements


Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1996
-------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $34,070,451) (Note 1A)    $ 36,277,303
Cash                                                                                175,124
Interest Receivable                                                                 540,964
Other assets                                                                          4,373
                                                                                -----------

Total Assets                                                                     36,997,764


Liabilities
Payable for capital stock redeemed                        $    11,191
Accrued advisory fee                                           22,552
Accrued expenses                                               16,170
                                                            ----------

Total Liabilities                                                                    49,913
                                                                                -----------

Net Assets                                                                     $ 36,947,851
                                                                                ===========

Net Assets Consist of:
Capital paid in                                                                $ 53,674,165
Undistributed net investment income                                               1,229,471
Accumulated net realized loss on investment transactions                        (20,162,637)
Net unrealized appreciation in value of investments                               2,206,852
                                                                                -----------

Total                                                                          $ 36,947,851
                                                                                ===========

Net Asset Value, Offering Price and Redemption Price Per Share
($36,947,851 divided by 2,896,822 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)                               $12.75
                                                                                ===========

See notes to financial statements


Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Year Ended December 31, 1996
---------------------------------------------------------------------------------
Investment Income

Income:
  Interest                                       $ 3,524,639
  Dividends                                          130,082
  Consent fees and other income                       26,000
                                                   ----------

Total income                                                         $ 3,680,721

Expenses (Notes 1 and 4):
  Advisory fee                                       271,569
  Professional fees                                   23,567
  Custodian fees                                       7,777
  Reports and notices to shareholders                  2,172
  Other expenses                                       6,763
                                                   ----------
Total expenses                                       311,848
Less: Custodian fees paid indirectly                  (2,311)
                                                   ----------
Net expenses                                                             309,537
                                                                       ----------

Net investment income                                                  3,371,184

Realized and Unrealized Gain (Loss) on Investments
  (Note 3):

Net realized loss on investments                    (253,500)
Net unrealized appreciation of investments         1,368,848
                                                   ----------

Net gain on investments                                                1,115,348
                                                                       ----------

Net Increase in Net Assets Resulting from Operations                 $ 4,486,532
                                                                       ==========

See notes to financial statements


Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.

----------------------------------------------------------------------------------------


     Year Ended December 31                                     1996               1995
----------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets from Operations
     Net investment income                             $   3,371,184      $   3,766,024
     Net realized loss on investments                       (253,500)          (287,903)
     Net unrealized appreciation of investments            1,368,848          3,605,865
                                                         ------------       ------------

     Net increase in net assets resulting
       from operations                                     4,486,532          7,083,986
                                                         ------------       ------------

     Dividends to Shareholders from:
     Net investment income                                (2,988,275)        (3,226,603)
                                                         ------------       ------------

     Capital Share Transactions (a)
     Proceeds from shares sold                               779,652            736,623
     Value of dividends reinvested                         2,988,275          3,226,603
     Cost of shares redeemed                              (6,355,337)        (6,508,688)
                                                         ------------       ------------

     Net decrease in net assets resulting from
       share transactions                                 (2,587,410)        (2,545,462)
                                                         ------------       ------------

     Net increase (decrease) in net assets                (1,089,153)         1,311,921

     Net Assets
     Beginning of year                                    38,037,004         36,725,083
                                                         ------------       ------------

     End of year (including undistributed net
       investment income of $1,229,471 and
       $846,562, respectively)                         $  36,947,851      $  38,037,004
                                                         ============       ============


  (a)Capital Shares Issued and Redeemed
     Sold                                                     63,299             64,445
     Issued for dividends reinvested                         241,157            273,019
     Redeemed                                               (516,532)          (558,069)
                                                         ------------       ------------

     Net decrease in capital shares                         (212,076)          (220,605)
                                                         ============       ============

See notes to financial statements


Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.

1. Significant Accounting Policies - The
Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation - Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes - No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1996, the Fund had capital loss carryovers of $20,162,637, of which $16,599,362 expires in 1998, $3,021,871 in 1999, $287,903 in 2003 and $253,501 in 2004.

C. Distributions to Shareholders - Dividends to shareholders from net investment income are declared daily and paid quarterly. Distributions from net realized capital gains are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post October losses.

D. Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period.
Actual results could differ from those estimates.

E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Fund's custodian has provided credits in the amount of $2,311 against custodian charges based on the uninvested cash balances of the Fund.

2. Capital Stock - Shares of the Fund are sold only through the purchase of annuity contracts issued by First Investors Life Variable Annuity Fund A.

3. Security Transactions - For the year ended
December 31, 1996, purchases and sales of investment securities, other than United States
Government obligations and short-term corporate notes, aggregated $10,005,574 and $11,860,366, respectively.

At December 31, 1996, the cost of investments for federal income tax purposes was $34,070,451.
Accumulated net unrealized appreciation on investments was $2,206,852, consisting of
$2,367,667 gross unrealized appreciation and
$160,815 gross unrealized depreciation.

4. Advisory Fee and Other Transactions
With Affiliates - Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc.
("FIMCO") and its transfer agent, Administrative
Data Management Corp. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration
(together with certain other expenses of the Fund) is paid by FIMCO or First Investors Corporation.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

5. Rule 144A Securities - Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1996, the Fund held four
144A securities with an aggregate value of $2,382,375 representing 6.4% of the Fund's net assets. These securities are valued as set forth in Note 1A.

6. Concentration of Credit Risk - The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


Independent Auditor's Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond
Fund, Inc., including the portfolio of investments, as of December 31, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the ten years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First
Investors Special Bond Fund, Inc. as of December 31,
1996, and the results of its operations, changes in its net assets and financial highlights for each of the ten years presented, in conformity with generally accepted accounting principles.


	Tait, Weller & Baker

Philadelphia, Pennsylvania
January 31, 1997


Financial Highlights
FIRST INVESTORS SPECIAL BOND FUND, INC.

The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental datafor each year indicated.

                                      ----------------------------------------------------------------------------------------
                                                                          Year Ended December 31
                                      ----------------------------------------------------------------------------------------

                                         1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Per Share Data
Net Asset Value, Beginning of Year     $12.23   $11.03   $12.18   $11.38   $11.05    $9.16   $11.47   $13.19   $12.99   $14.37
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------


Income from Investment Operations
 Net investment income                   1.17     1.20     1.09     1.14     1.27     1.26     1.32     1.57     1.61     1.57
 Net realized and unrealized
 gain (loss) on investments              0.37     1.02    (1.22)     .86      .29     1.86    (2.30)   (1.73)     .20    (1.15)
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

  Total from Investment Operations       1.54     2.22     (.13)    2.00     1.56     3.12     (.98)    (.16)    1.81      .42
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Less Distributions from:
 Net investment income                   1.02     1.02     1.02     1.20     1.23     1.23     1.33     1.56     1.61     1.58
 Net realized gain from investments         -        -        -        -        -        -        -        -        -      .19
 Capital surplus                            -        -        -        -        -        -        -        -        -      .03
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

  Total Distributions                    1.02     1.02     1.02     1.20     1.23     1.23     1.33     1.56     1.61     1.80
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

Net Asset Value, End of Year           $12.75   $12.23   $11.03   $12.18   $11.38   $11.05    $9.16   $11.47   $13.19   $12.99
                                      =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

Total Return(%)+                        13.10    20.76    (1.00)   18.15    14.56    35.76    (9.18)   (1.60)   14.43     2.74

Ratios/Supplemental Data
Net Assets, End of Year
 (in thousands)                       $36,948  $38,037  $36,725  $43,056  $44,116  $50,914  $53,328  $85,719  $69,641  $43,965

Ratio to Average Net Assets:(%)
 Expenses                                 .86      .88      .87      .85      .88      .89      .86      .82      .84      .86
 Net investment income                   9.31    10.17     9.38     9.54    10.95    11.99    12.57    12.38    11.96    11.16

Portfolio Turnover Rate(%)                 29       45       54       79       65       47       37       34       51       71

 + The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

See notes to financial statements



FIRST INVESTORS SPECIAL BOND FUND, INC.

Directors
---------------------------------------
James J. Coy

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
---------------------------------------
Glenn O. Head
President

George V. Ganter
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer


Shareholder Information
---------------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005


Custodian
The Bank of New York
48 Wall Street
New York, NY 10286


Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198


Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036


Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102


It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered.
Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling
800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.